Exhibit 99.2


                                 CONOCOPHILLIPS
                              HOUSTON, TEXAS 77079

                        FINANCIAL AND OPERATIONAL TABLES

Preliminary
FINANCIAL HIGHLIGHTS


                                                                                            Millions of Dollars
                                                                            Three Months Ended          Twelve Months Ended
                                                                               December 31                  December 31
                                                                             2006           2005          2006            2005
                                                                             ----           ----          ----            ----
Revenues and other income
   Sales and other operating revenues*                                 $    41,519         51,258        183,650        179,442
   Equity in earnings of affiliates                                            868            831          4,188          3,457
   Other income                                                                148             84            685            465
                                                                       -----------         ------        -------        -------
                                                                            42,535         52,173        188,523        183,364
                                                                       -----------         ------        -------        -------
Costs and expenses
   Purchased crude oil, natural gas and products                            25,445         36,322        118,899        124,925
   Production and operating expenses                                         2,864          2,481         10,413          8,562
   Selling, general and administrative expenses                                650            557          2,476          2,247
   Exploration expenses                                                        391            229            834            661
   Depreciation, depletion and amortization                                  2,002          1,178          7,284          4,253
   Impairments                                                                 366             11            683             42
   Taxes other than income taxes*                                            4,526          4,598         18,187         18,356
   Accretion on discounted liabilities                                          74             58            281            193
   Interest and debt expense                                                   304            110          1,087            497
   Foreign currency transaction losses (gains)                                 (20)            (4)           (30)            48
   Minority interests                                                           16             12             76             33
                                                                       -----------         ------        -------        -------
                                                                            36,618         45,552        160,190        159,817
                                                                       -----------         ------        -------        -------
   Income from continuing operations before income taxes                     5,917          6,621         28,333         23,547
   Provision for income taxes                                                2,720          2,839         12,783          9,907
                                                                       -----------         ------        -------        -------
   Income from continuing operations                                         3,197          3,782         15,550         13,640
   Income (loss) from discontinued operations                                 --              (15)          --              (23)
                                                                       -----------         ------        -------        -------
Income before cumulative effect of changes in acccounting principles         3,197          3,767         15,550         13,617
Cumulative effect of changes in accounting principles                         --              (88)          --              (88)
                                                                       -----------         ------        -------        -------
Net income                                                             $     3,197          3,679         15,550         13,529
                                                                       ===========          =====         ======         ======
Income per share of common stock (dollars)
   Basic
     Continuing operations                                             $      1.94           2.73           9.80           9.79
     Discontinued operations                                                  --            (0.01)          --            (0.02)
                                                                       -----------         ------        -------        -------
  Before cumulative effect of changes in acccounting principles               1.94           2.72           9.80           9.77
  Cumulative effect of changes in accounting principles                       --            (0.06)          --            (0.06)
                                                                       -----------         ------        -------        -------
     Net income                                                        $      1.94           2.66           9.80           9.71
                                                                       ===========           ====           ====           ====
   Diluted
     Continuing operations                                             $      1.91           2.69           9.66           9.63
     Discontinued operations                                                  --            (0.01)          --            (0.02)
                                                                       -----------         ------        -------        -------
  Before cumulative effect of changes in acccounting
   principles                                                                 1.91           2.68           9.66           9.61
  Cumulative effect of changes in accounting principles                       --            (0.07)          --            (0.06)
                                                                       -----------         ------        -------        -------
     Net income                                                        $      1.91           2.61           9.66           9.55
                                                                       ===========           ====           ====           ====
Average common shares outstanding (in thousands)
   Basic                                                                 1,649,960      1,385,034      1,585,982      1,393,371
   Diluted                                                               1,672,375      1,407,375      1,609,530      1,417,028


  *Includes excise taxes on petroleum products sales:                  $     4,062          4,252         16,072         17,037

                                 CONOCOPHILLIPS
                              HOUSTON, TEXAS 77079

Preliminary
SELECTED FINANCIAL DATA


                                                         Millions of Dollars
                                              Three Months Ended  Twelve Months Ended
                                                  December 31            December 31
                                                2006     2005       2006        2005
                                                ----     ----       ----        ----

INCOME (LOSS) FROM CONTINUING OPERATIONS
   E&P
      United States                          $   872      1,325      4,348      4,290
      International                            1,215      1,105      5,500      4,144
                                             -------    -------    -------    -------
        Total E&P                              2,087      2,430      9,848      8,434
                                             -------    -------    -------    -------
   Midstream                                      89        147        476        688
                                             -------    -------    -------    -------
   R&M
      United States                              741        805      3,915      3,407
      International                              178        251        566        849
                                             -------    -------    -------    -------
        Total R&M                                919      1,056      4,481      4,256
                                             -------    -------    -------    -------
   LUKOIL Investment                             302        189      1,425        714
   Chemicals                                      98        114        492        323
   Emerging Businesses                             8         (4)        15        (20)
   Corporate and other                          (306)      (150)    (1,187)      (755)
                                             -------    -------    -------    -------
   Consolidated                              $ 3,197      3,782     15,550     13,640
                                             =======    =======    =======    =======

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                       $  --          (15)      --          (23)

CUMULATIVE EFFECT OF ACCOUNTING CHANGES
    E&P
      United States                          $  --           (2)      --           (2)
      International                             --           (2)      --           (2)
                                             -------    -------    -------    -------
         Total E&P                              --           (4)      --           (4)
                                             -------    -------    -------    -------
    Midstream                                   --         --         --         --
                                             -------    -------    -------    -------
    R&M
      United States                             --          (78)      --          (78)
      International                             --           (5)      --           (5)
                                             -------    -------    -------    -------
         Total R&M                              --          (83)      --          (83)
                                             -------    -------    -------    -------
   LUKOIL Investment                            --         --         --         --
   Chemicals                                    --         --         --         --
   Emerging Businesses                          --           (1)      --           (1)
   Corporate and other                          --         --         --         --
                                             -------    -------    -------    -------
   Consolidated                              $  --          (88)      --          (88)
                                             =======    =======    =======    =======

SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                          $   872      1,323      4,348      4,288
      International                            1,215      1,103      5,500      4,142
                                             -------    -------    -------    -------
        Total E&P                              2,087      2,426      9,848      8,430
                                             -------    -------    -------    -------
   Midstream                                      89        147        476        688
                                             -------    -------    -------    -------
   R&M
      United States                              741        727      3,915      3,329
      International                              178        246        566        844
                                             -------    -------    -------    -------
        Total R&M                                919        973      4,481      4,173
                                             -------    -------    -------    -------
   LUKOIL Investment                             302        189      1,425        714
   Chemicals                                      98        114        492        323
   Emerging Businesses                             8         (5)        15        (21)
   Corporate and other                          (306)      (165)    (1,187)      (778)
                                             -------    -------    -------    -------
Net Income                                   $ 3,197      3,679     15,550     13,529
                                             =======    =======    =======    =======

                                 CONOCOPHILLIPS
                              HOUSTON, TEXAS 77079



Preliminary
SELECTED FINANCIAL DATA

                                                           Three Months Ended       Twelve Months Ended
                                                               December 31             December 31
                                                            2006         2005       2006        2005
                                                            ----         ----       ----        ----
INCOME FROM CONTINUING OPERATIONS
   Effective tax rate %                                      46.0 %     42.9        45.1       42.1

                                                                         Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
AFTER-TAX
   E&P                                                     $     3          1        (44)         7
   Midstream                                                  --         --         --            7
   R&M                                                          35         (3)        60        (52)
   LUKOIL Investment                                            (2)      --         --           (1)
   Chemicals                                                  --         --         --         --
   Emerging Businesses                                           1         (1)         1         (1)
   Corporate and other                                          61        (15)        65        (42)
                                                           -------    -------    -------    -------
                                                           $    98        (18)        82        (82)
                                                           =======    =======    =======    =======
CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                              $ 3,197      3,679     15,550     13,529
   Depreciation, depletion and amortization                  2,002      1,178      7,284      4,253
   Impairments                                                 366         11        683         42
   Dry hole costs and leasehold impairments                    210        138        351        349
   Accretion on discounted liabilities                          74         58        281        193
   Deferred income taxes                                       (56)       348        217      1,101
   Undistributed equity earnings                                62        (92)      (945)    (1,774)
   Net gain on asset dispositions                              (52)       (14)      (116)      (278)
   Loss from discontinued operations                          --           15       --           23
   Cumulative effect of changes in accounting principles      --           88       --           88
   Other                                                        95       (140)      (201)      (139)
   Working capital adjustments                                (261)      (595)    (1,588)       246
                                                           -------    -------    -------    -------
   Net cash provided by continuing operations                5,637      4,674     21,516     17,633
   Net cash provided (used) by discontinued operations        --            1       --           (5)
                                                           -------    -------    -------    -------
   Net cash provided by operating activities               $ 5,637      4,675     21,516     17,628
                                                           =======    =======    =======    =======
CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                        $   825        416      2,828      1,637
      International                                          1,856      1,250      6,685      5,047
                                                           -------    -------    -------    -------
                                                             2,681      1,666      9,513      6,684
   Midstream                                                     2       --            4        839
   R&M                                                         532        663      3,016      1,738
   LUKOIL Investment                                           753        637      2,715      2,160
   Chemicals                                                  --         --         --         --
   Emerging Businesses                                          37       --           83          5
   Corporate and other                                          78         81        265        194
                                                           -------    -------    -------    -------
                                                           $ 4,083      3,047     15,596     11,620
                                                           =======    =======    =======    =======
OTHER
                                                            At December 31, 2006     At December 31, 2005
   Total debt                                                      $ 27,134                 12,516
   Common stockholders' equity                                     $ 82,646                 52,731

                                 CONOCOPHILLIPS
                              HOUSTON, TEXAS 77079


Preliminary
OPERATING HIGHLIGHTS
                                   BY SEGMENT


                                                       Three Months Ended   Twelve Months Ended
                                                           December 31         December 31
                                                          2006     2005     2006     2005
                                                          ----     ----     ----     ----
                                                          Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                            257     291     263     294
          Lower 48                                          113      54     104      59
                                                          -----   -----   -----   -----
                                                            370     345     367     353
      Norway                                                185     188     189     197
      United Kingdom                                         56      62      56      60
      Canada                                                 27      22      25      23
      China                                                  36      23      33      23
      Indonesia                                              10      13      12      15
      Vietnam                                                23      37      25      29
      Timor Sea                                              27      36      36      33
      Libya                                                  56    --        50    --
      Other                                                  69      51      63      53
                                                          -----   -----   -----   -----
      Total consolidated                                    859     777     856     786
      Equity affiliates                                     113     116     116     121
                                                          -----   -----   -----   -----
        Total Worldwide                                     972     893     972     907
                                                          =====   =====   =====   =====
   Syncrude                                                  26      20      21      19
                                                          =====   =====   =====   =====
   Natural gas liquids produced
      United States
          Alaska*                                            17      21      17      20
          Lower 48                                           72      31      62      30
                                                          -----   -----   -----   -----
                                                             89      52      79      50
      Norway                                                  8      11       9       9
      Canada                                                 31      10      25      10
      Timor Sea                                              15      19      18      16
      Other                                                   7       7       5       6
                                                          -----   -----   -----   -----
        Total Worldwide                                     150      99     136      91
                                                          =====   =====   =====   =====
*Includes reinjected volumes sold lease-to-lease             11      13      11       9

                                                          Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                            131     172     145     169
          Lower 48                                        2,250   1,264   2,028   1,212
                                                          -----   -----   -----   -----
                                                          2,381   1,436   2,173   1,381
      Norway                                                291     264     270     272
      United Kingdom                                        734     851     761     751
      Canada                                              1,140     430     983     425
      China                                                   9    --         7    --
      Timor Sea                                             243      33     235      34
      Indonesia                                             315     330     319     298
      Vietnam                                                20      19      21      18
      Libya                                                  17    --         4    --
      Other                                                 237     105     188      84
                                                          -----   -----   -----   -----
      Total consolidated                                  5,387   3,468   4,961   3,263
      Equity affiliates                                       7       3       9       7
                                                          -----   -----   -----   -----
        Total Worldwide                                   5,394   3,471   4,970   3,270
                                                          =====   =====   =====   =====
   *Represents quantities available for sale.  Excludes
     gas equivalent of NGL shown above.

   Liquefied natural gas sales                              470     118     423     117

LUKOIL Investment
   Production (MBOE/D)*                                     438     293     401     246
   Refinery crude oil throughput (MB/D)*                    220     156     179     122
   *Represents our estimated net share of LUKOIL.

                                 CONOCOPHILLIPS
                              HOUSTON, TEXAS 77079


Preliminary
OPERATING HIGHLIGHTS

                                                           Three Months Ended Twelve Months Ended
                                                              December 31       December 31
                                                             2006      2005     2006    2005
                                                             ----      ----     ----    ----
E&P
                                                                         Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                          $ 57.00     57.61    62.66    52.24
            Lower 48                                          51.26     46.62    57.04    45.24
               Total U.S.                                     55.26     55.86    61.09    51.09
         International                                        58.06     54.49    63.38    52.27
         Total consolidated                                   56.87     55.06    62.39    51.74
         Equity affiliates*                                   41.79     38.90    46.01    37.79
            Total Worldwide                                   55.10     53.05    60.37    49.87
      Natural gas-lease (per MCF)
         United States
            Alaska                                             4.05      3.01     3.59     2.75
            Lower 48                                           5.85      9.37     6.14     7.28
               Total U.S.                                      5.84      9.17     6.11     7.12
         International                                         6.38      7.19     6.27     5.78
         Total consolidated                                    6.13      7.96     6.20     6.32
         Equity affiliates*                                    0.32      0.28     0.30     0.26
           Total Worldwide                                     6.12      7.94     6.19     6.30

*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment.


Midstream
                                                                  Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                                            21        22       22       22
        International                                          --        --       --         25
     Equity affiliates
        United States**                                         181       172      181      142
        International                                             7         6        6        6
                                                          ---------  --------  -------   ------
                                                                209       200      209      195
                                                          =========  ========  =======   ======

**Represents 30.3 percent interest in DCP Midstream (DCP), through June 30, 2005, and 50 percent interest beginning in July 2005.
                                                                           Per Barrel
   U.S. product prices
   Weighted average NGL***
      Consolidated                                          $ 37.41     42.70    40.22    36.68
      DCP                                                     36.34     41.84    39.45    35.52

***Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.

                                 CONOCOPHILLIPS
                              HOUSTON, TEXAS 77079


Preliminary
OPERATING HIGHLIGHTS

                                       Three Months Ended  Twelve Months Ended
                                            December 31      December 31
                                          2006     2005    2006     2005
                                          ----     ----    ----     ----
                                            Thousands of Barrels Daily
R&M
  United States
     Crude oil capacity                   2,208   2,182   2,208   2,180
     Crude oil runs                       2,128   1,853   2,025   1,996
     Refinery production                  2,325   2,037   2,213   2,186

  International*
     Crude oil capacity                     693     428     651     428
     Crude oil runs                         605     435     591     424
     Refinery production                    633     458     618     439

  U.S. petroleum products outside sales
     Automotive gasoline                  1,416   1,368   1,336   1,374
     Distillates                            707     653     655     675
     Aviation fuels                         214     189     195     201
     Other products                         535     521     531     519
                                          -----  ------   -----   -----
                                          2,872   2,731   2,717   2,769
  International                             720     490     759     482
                                          -----   -----   -----   -----
                                          3,592   3,221   3,476   3,251
                                          =====   =====   =====   =====

                                                    Per Gallon
  U.S. average sales prices**
     Automotive gasoline-wholesale        $1.74    1.77    2.04    1.73
     Automotive gasoline-retail            1.89    1.96    2.18    1.88
     Distillates-wholesale                 1.95    2.06    2.11    1.80


* Includes ConocoPhillips' share of equity affiliates, except for our share of LUKOIL, which is reported in the LUKOIL Investment segment.

**   Excludes excise taxes.